Exhibit 10.12

(English Summary)

Renminbi Loan Agreement

Contractual Parties:

Party A: the Company

Party B: Daqing Commercial Bank

Due to Party A’s needs as stated hereunder, Party A desires to obtain a loan from Party B and Party B agrees to offer Party A such a loan. The Parties entered into this Agreement through negotiation in accordance with Contract Law, General Provisions of Loans and other relevant laws and regulations:

Article I: Type of Loan

1.

The loan under this Agreement (the “Loan”) shall be a short-term working capital loan.

Article II: Purpose of Loan

1.

The Purpose of the Loan shall be for purchase of raw material.

2.

Party A shall not change the purpose of the Loan without Party B’s written consent.

Article III: Loan Amount and Term

1.

The amount of the Loan is Renminbi Twenty Million Yuan (RMB 20,000,000 Yuan).

2.

The term of the Loan shall be 12 months, starting from 24 August 2007 to 23 August 2008.

3.

The actual withdrawal date and repayment date of the Loan shall be subject to the dates on the receipt of the loan proceeds. Party B may transfer the Loan to Party A in one or more in installments during the term of the Loan according to Party A’s actual needs and operation situation.

Article IV Interest and Calculation

1.

The monthly interest rate is 7.02‰; the interest shall be calculated on daily basis as of the date of actual withdrawal, and shall be settled quarterly.

2.

Should Party A fails to timely pay the interest in accordance with the Agreement, Party B shall be entitled to collect compound interest against the due interest, i.e., to collect additional interest on the due interest which shall be treated as part of the principal, in accordance with the relevant regulations promulgated by the People’s Bank of China.

3.

If Party A fails to use the Loan for the purpose set forth in the Agreement, Party B shall be entitled to default interest calculated based on the amount and days of the misappropriation.

4.

During the term of the Agreement, if Party B’s interest policy is adjusted, the interest of the Agreement shall remain unchanged.

Article V Repayment and Source of Repayment Sum

1.

The Loan shall be repaid from revenues derived from (1) Party A’s sales revenue and (2) Party A’s other revenue.

2.

Even any other contract to which Party A is a party has stipulations on the foresaid repayment, such stipulation shall not affect Party A’s performance of its obligation of repayment under this Agreement. Under no circumstance shall Party A refuse performance of its repayment obligation hereunder based on the foresaid clause about repayment source.

3.

Party A shall timely and fully pay the interest and repay the principal of the loan on time.

4.

Party A shall ensure that on or before each of the interest settlement date and principal repayment date, Party A’s bank account opened with Party B shall be sufficient for the interest and principal to be transferred to Party B, and Party A shall authorize Party B to transfer such amount on the agreed interest settlement date and principal repayment date.

Article VI Security

1.

The type of security for the Loan is guarantee.

2.

Party A is obligated to actively assist Party B in the latter’s signing of a guarantee contract numbered “2007 Shang Yin Bao Zi No. 012” regarding the security for repayment under this Agreement.

3.

In case where the guarantor herein is confronted with any change adverse to Party B’s credit rights hereunder, Party A shall upon Party B’s request replace such a guarantor with a party eligible to act as a guarantor.

4.

the guarantee contract shall be an integral part of this Agreement.

Article VII The Parties’ Rights and Obligations

1.

Rights and Obligations of Party A:

(1)

Party A shall withdraw and use the loan in accordance with the Agreement.

(2)

Party A shall be responsible for the authenticity, accuracy and completion of the materials provided by Party A.

(3)

Party A shall accept Party B’s investigation and supervision with regard to the usage of the Loan;

(4)

Party A shall actively cooperate with Party B for the latter’s investigation and supervision on Party A’s production, operation and financial situation; Party A shall provide Party B with relevant periodical financial statements of balance statement and income sheet.

(5)

Party A shall repay the principal and pay the interest under this Agreement.

(6)

Party A shall bear the expense occurred hereunder, including but not limited to, the expense in relation to notarization, verification, assessment, registration, litigation and attorney’s fees.

(7)

For any notice or other document send by Party B with respect to repayment or payment, Party A shall sign and send to Party B the return receipt within 3 days.

(8)

If Party A goes through subcontracting, reorganization, joint operation, business combination, merger, joint venture, division, decrease of registered capital, share transfer, assignment of substantial assets and any other events which will affect Party B’s rights and interest hereunder, Party A shall inform Party B 30 days prior to such events and obtain Party B’s written consent; otherwise Party A shall not take any of the above-mentioned corporate action before paying off the Loan.

(9)

Party A shall inform Party B in writing any changes in its registered address, mailing address, business scope or legal representative, within 7 days of such change.

(10)

Party A shall inform Party B in writing immediately after the occurrence of any event jeopardizing Party A’s ordinary operation, or substantially adverse to its performance of repayment obligation hereunder, including but not limited to substantial dispute, insolvency, or deterioration of its financial situation,.

(11)

If Party A experiences shutdown, dissolution, shutout for reorganization, revocation of business license, or deregistration, Party A shall inform Party B in writing within 5 days of the occurrence of such events, and shall guarantee immediate repayment of principal and payment of interest.

2.

Rights and Obligations of Party B:

(1)

Party B shall have rights to request Party A to provide any material in relation to this Loan.

(2)

Party B shall transfer the principal, interest, compound interest, default interest or other expense which is due under this Agreement, in accordance with the Agreement or relevant laws.

(3)

In cases when Party A evades Party B’s supervision, delays principal repayment and interest payment, or any other serious breach of the Agreement, Party B shall be entitled to its default rights under the Loan Agreement, report to relevant authorities, or publicly urge the payment from Party A through media.

(4)

Party B shall be obligated to keep confidential the information provided by Party A with regard to its indebtedness, finance, production and operation, unless otherwise stipulated by this Agreement or by relevant laws and regulations.

Article VIII Breach of Agreement

1.

After this Agreement become effective, the Parties shall perform its obligations hereunder; the breaching party shall be liable for any damages arising out of the breach.

2.

Where Party A fails to withdraw the Loan in accordance with sub-clause 3 of Article III hereunder, Party B shall be entitled to liquidated damage calculated daily based on the interest rate hereunder.

3.

Where Party B fails to provide the Loan in accordance with sub-clause 3 of Article III hereunder, Party A shall be entitled to liquidated damage calculated daily based on the interest rate hereunder.

4.

Should Party A repay the Loan in advance without Party B’s written consent, Party B shall be entitled to collect interest according to the term and interest rate of the Loan as stipulated in the Agreement.

5.

If Party A fails to timely repay the principal and pay the interest hereunder, Party B shall have rights to set a deadline for such payment, or set off the payment against the amount in Party A’s account opened with Party B, and Party B shall also be entitled to collect default interest against the unpaid principal based on a rate of 0.351‰ per day, and collect compound interest against the unpaid interest.

6.

Should Party A fail to use the Loan for the purpose set forth in the Agreement, Party B shall have rights to retract part or the total amount of the Loan before the maturity of the Loan, or even terminate the Agreement, and may at the mean time collect default interest against the misappropriated principal based on days of the misappropriation at a rate of 0.468‰ per day.

7.

In case where the circumstances stated in clause 4 and 5 occur to Party A concurrently, Party B shall resort to the more serious penalty against Party A, but shall not resort to both penalties under clauses 4 and 5.

8.

If any of the following events occurs, Party A shall take corrective measures satisfactory to Party B to remedy the damages within 7 days upon receipt of Party B’s notice; otherwise Party B is entitled to retract part or the total amount of the Loan before the maturity of the Loan. If such retraction cannot be conducted, Party B shall be entitled to liquidated damage based on the same interest rate as that applied to the unpaid principal, and Party B shall also be entitled to any losses in principal and interest:

(1)

Party A provides forged balanced sheet, income statement or other financial statement, or hides substantial facts regarding the content of such financial documents.

(2)

Party A fails to cooperate, or reject Party B’s supervision on Party A’s operation and financials with regard to the usage of the Loan.

(3)

Without Party B’s consent, Party A assigns or disposes, or threatens to assign or dispose any substantial part of its assets.

(4)

Substantial part or the whole of Party A’s assets has been possessed by other creditors, or been taken over by appointed trustee or similar party, or Party A’s property has been distained or frozen, under which circumstances Party B may suffer serious losses.

(5)

Without Party B’s consent, Party A conducts any activities such as subcontracting, reorganization to a limited liability company, joint operation, combination, merger, joint venture, division, decrease of registered capital, share transfer, assignment of substantial assets and any other activities which will affect Party B’s rights and interest.

(6)

Party A changes its registered address, mailing address, business scope or legal representative, or Party A makes substantial overseas investment, which affect or threaten to affect Party B’s rights and interest.

(7)

Party A has been involved in significant dispute or had financial problems, which affect or threaten to affect Party B’s rights and interest.

(8)

Any other event may affect Party B’s rights and interest or cause serious losses to Party B.

Article IX Effectiveness, Modification, Rescindment and Termination

1.

This Agreement shall become effective upon both Parties’ signature and seal; in case there is a security contract attached hereof, this Agreement shall become effective upon the effectiveness of such security contract. This Agreement shall expire on the date when the principal, interest, compound interest, default interest, liquidated damage and any other expense have been paid off.

2.

Party B shall be entitled to terminate this Agreement upon any of the following events and request Party A to repay the Loan and pay the interest before the maturity of the Loan and any losses arising thereof :

(1)

Party A is occurred any events of shutdown, dissolution, shutout for reorganization, revocation of business license, or deregistration.

(2)

Any change in guarantee adverse to Party B’s rights, and Party A fails to provide substitute guarantee upon Party B’s request.

(3)

Any other serious breach of the Agreement.

3.

If Party A requests to renew the Loan, it shall apply to Party B in writing 30 days prior to the expiration of this Agreement and provide the guarantor’s written consent for continued guarantee. The Loan shall be renewed upon Party B’s approval and execution of a renewal agreement. Before the execution of the renewal agreement this Agreement shall continue to be in effect.

4.

After this Agreement becomes effective, unless otherwise stipulated in this Agreement, no party shall modify or terminate this Agreement without the other party’s consent. If the modification or termination is necessary, a written agreement shall be reached through the Parties’ negotiation. Before such agreement is reached, this Agreement shall continue to be in effect.

Article X Solution of Disputes

1.

Any dispute arising from the performance of this Agreement shall be solved through the Parties’ negotiation. If no agreement is reached, the dispute shall be submitted to Party B’s local court for litigation.

Article XI Other Issues

(none)

Article XII Miscellaneous

The attachment (if any) to the Agreement shall be an integral part of this Agreement and shall have the same legal effect as this Agreement.

Execution:

Party A: the Company (company seal)

Legal Representative (or Authorized Representative): Yu Changjun

Party B: Daqing Commercial Bank (company seal)

Legal Representative (or Authorized Representative):

Date: 24 August 2007